UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2007
COLOR KINETICS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50798 (Commission File Number)	04-3391805 (IRS Employer Identification No.)

10 Milk Street, Boston, Massachusetts (Address of principal executive offices)	02108 (Zip Code)
Registrant’s telephone number, including area code: (617) 423-9999
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 8.01. OTHER EVENTS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EX-2.3 Agreement and Plan of Merger
EX-99.1 Joint press release dated June 19, 2007
EX-99.2 Press release dated June 19, 2007 issued by the Company
EX-99.3 Letter from William J. Sims
EX-99.4 Letter from Mr. Sims to OEM partners
EX-99.5 Letter from Mr. Sims to North America manufacturer's sales reps
EX-99.6 Letter from Theo van Duersen
EX-99.7 Slides for employee meeting

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On June 18, 2007, Color Kinetics Incorporated, a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Philips Holding USA, Inc., a Delaware corporation (“Philips”) and Black & White Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Philips (“Sub”) pursuant to which Philips will acquire all of the outstanding equity interests of the Company. The Merger Agreement was signed following a competitive process in which Deutsche Bank Securities, Inc. acted as financial advisor to the Company.
     The following summary of the transaction is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.3 to this Current Report, and by any reports, definitive proxy statements or information statements filed by the Company with the Securities Exchange Commission subsequent to this Current Report under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that relate to the transaction.
     In accordance with the Merger Agreement, the Company will merge (the “Merger”) with and into Sub, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Philips. The merger consideration will consist of $34.00 in cash per share of common stock, par value $0.001 per share, of the Company issued and outstanding immediately prior to the Effective Time (other than shares held by the Company, Philips or Sub, which will be canceled and retired).
     The transaction has been approved unanimously by the Company’s board of directors and is subject to stockholder approval, regulatory approvals and other customary closing conditions. The Company expects the transaction to close in the third quarter of 2007.
     The Merger Agreement contains representations and warranties that the Company and Philips made to each other as of the date of the Merger Agreement or other specific dates, and such representations and warranties should not be relied upon by any other person. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the Company and Philips and are subject to important qualifications and limitations agreed to by the Company and Philips in connection with negotiating the Merger Agreement. You should not rely on the representations and warranties as accurate or complete characterizations of the actual state of facts as of any specified date, since they are modified in important part by the underlying disclosure schedules and are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk between the Company and Philips rather than establishing matters as facts.
ITEM 8.01. OTHER EVENTS.
     On June 19, 2007, the Company and Philips issued press releases announcing that they had entered into the Merger Agreement, copies of which are attached hereto as Exhibit 99.1 and 99.2 and incorporated by reference herein.
     In addition, the following communications were issued by Philips and the Company on or about June 19, 2007, copies of which are also attached as exhibits to this Current Report:

•	Letter from William J. Sims Chief Executive Officer of the Company to employees of the Company	Exhibit 99.3

•	Letter from Mr. Sims to OEM partners of the Company	Exhibit 99.4

•	Letter from Mr. Sims to North America manufacturer’s sales representatives of the Company	Exhibit 99.5

•	Letter from Theo van Duersen, Chief Executive of Philips’ Lighting division, to employees of the Company	Exhibit 99.6

•	Slides for employee meeting	Exhibit 99.7

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits:

Exhibit No.	Description of Exhibit
2.3	Agreement and Plan of Merger by and among Color Kinetics Incorporated, Philips Holding USA, Inc. and Black & White Merger Sub, Inc. dated as of June 18, 2007*
99.1	Joint press release dated June 19, 2007 issued by Philips and the Company
99.2	Press release dated June 19, 2007 issued by the Company
99.3	Letter from William J. Sims, Chief Executive Officer of the Company to employees of the Company
99.4	Letter from Mr. Sims to OEM partners of the Company
99.5	Letter from Mr. Sims to North America manufacturer’s sales representatives of the Company
99.6	Letter from Theo van Duersen, Chief Executive of Philips’ Lighting division, to employees of the Company
99.7	Slides for employee meeting

*	Exhibits and schedules are omitted but will be furnished to the Commission supplementally upon request.
     Other information provided through any internet addresses or links noted in the press release furnished with this Form 8-K shall not be considered furnished or otherwise incorporated in this Form 8-K.
EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.3	Agreement and Plan of Merger by and among Color Kinetics Incorporated, Philips Holding USA, Inc. and Black & White Merger Sub, Inc. dated as of June 18, 2007*
99.1	Joint press release dated June 19, 2007 issued by Philips and the Company
99.2	Press release dated June 19, 2007 issued by the Company
99.3	Letter from William J. Sims, Chief Executive Officer of the Company to employees of the Company
99.4	Letter from Mr. Sims to OEM partners of the Company
99.5	Letter from Mr. Sims to North America manufacturer’s sales representatives of the Company
99.6	Letter from Theo van Duersen, Chief Executive of Philips’ Lighting division, to employees of the Company
99.7	Slides for employee meeting

*	Exhibits and schedules are omitted but will be furnished to the Commission supplementally upon request.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLOR KINETICS INCORPORATED
a Delaware corporation
(Registrant)

Date: June 20, 2007	By:	/s/ David K. Johnson

		Name:	David K. Johnson
		Title:	Chief Financial Officer

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